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
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                                                             Exhibit A



                                                   RIL                 RIL             Rose Color,                       Rose Color,
                                             (Consolidated)        (Separate)           SPS & JBW        Adjustments      SPS & JBW
ASSETS
Cash and cash equivalents                    $      155,015      $    25,054         $   129,961                        $   129,961
Accounts receivable, net                     $    1,249,741      $     5,140         $ 1,244,601                        $ 1,244,601
Inventory                                    $    2,036,948                          $ 2,036,948                        $ 2,036,948
Other current assets                         $       95,263      $    14,217         $    81,046                        $    81,046
                                             ---------------------------------------------------------------------------------------
  Total current assets                       $    3,536,967      $    44,411         $ 3,492,556                $0      $ 3,492,556
Property and equipment, net                  $    6,217,394      $    10,839         $ 6,206,555                        $ 6,206,555
Goodwill, net                                $    2,121,968                          $ 2,121,968       ($2,121,968)       $       -
Investment in joint venture                  $      305,516                          $   305,516                        $   305,516
Other                                        $        7,670      $     7,333         $       337                        $       337
                                             =======================================================================================
  Total assets                               $   12,189,515      $    62,583         $12,126,932       ($2,121,968)     $10,004,964
                                             =======================================================================================

LIABILITIES AND EQUITY
Accounts payable                             $    1,051,212      $    21,119         $ 1,030,093                        $ 1,030,093
Accrued liabilities                          $      111,128                          $   111,128                        $   111,128
Current maturities of long-                                                          $         -                        $         -
  term obligations                           $      104,012                          $   104,012                        $   104,012
                                             ---------------------------------------------------------------------------------------
  Total current liabilities                  $    1,266,352      $    21,119         $ 1,245,233                $0      $ 1,245,233
Long-term obligations                        $       64,431                          $    64,431                        $    64,431
Deferred income taxes                        $      781,000                          $   781,000                        $   781,000
Note Payable                                                                                            $1,500,000      $ 1,500,000
Minority interest                            $        3,835                          $     3,835                        $     3,835

Stockholders' equity:
 Common stock                                $       75,250      $    75,250         $         -                        $         -
 Paid-in capital                             $   11,995,048      $ 1,764,214         $10,230,834       ($3,773,734)     $ 6,457,100
 Stock subscriptions receivable              $   (1,798,000)     $(1,798,000)        $         -                        $         -
 Deficit                                     $     (151,766)                         $  (151,766)         $151,766      $         -
 Foreign currency translation                                                        $         -                        $         -
  adjustment                                 $      (46,635)                         $   (46,635)                       $   (46,635)
                                             ---------------------------------------------------------------------------------------
  Total stockholders' equity                 $   10,073,897      $    41,464         $10,032,433       ($3,621,968)     $ 6,410,465
                                             =======================================================================================
                                             $   12,189,515      $    62,583         $12,126,932       ($2,121,968)     $10,004,964
                                             =======================================================================================

Rose International Ltd. was the owner of Rose Color, Inc. and SPS Alfachem, Inc. prior to their sale to Chiralt Corporation and International Imaging, Inc. The above schedule removes the nominal amounts which Rose International represents of the consolidated total to arrive at the assets and liabilities of Rose Color and SPS. An adjustment is made to these amounts to remove all goodwill which was on the books of Rose Color and SPS, add a note payable in the amount of $1,500,000, which is a part of the acquisition.

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